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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 8, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                             1-9532                 13-1964841
(State or other jurisdiction      (Commission      (IRS Employer Identification
 of Incorporation)                File Number)                Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:        (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to a First Amended and Restated Stock and Asset Purchase Agreement, dated as of June 2, 2003 (the "Agreement"), by and among Recoton Audio Corporation, Recoton Home Audio, Inc., Recoton Mobile Electronics, Inc., Recoton International Holdings, Inc. ("RIH"), Recoton Corporation and Recoton Canada Ltd. (collectively, the "Sellers") , JAX Assets Corp. ("Buyer") and Audiovox Corporation ("Registrant"), as guarantor, on July 8, 2003, Buyer, a wholly owned subsidiary of Registrant, closed on the acquisition of audio assets of certain Sellers (the "Assets") and the shares of RIH (the "Stock"). The Assets consist of the brand names Jensen, Accoustic Research and Advent and substantially all of the audio inventory, accounts receivable and other assets of certain Sellers. The Stock consists of all the issued and outstanding shares of RIH, the sole shareholder of Recoton German Holdings GmbH.

     Seller used the Assets in connection with its worldwide audio electronics distribution business and Registrant intends to continue to use the Assets substantially for the same purpose.

     There is no material relationship between Seller and Registrant, any of its affiliates, any director or officer of Registrant, or any associate of any director or officer.

     Registrant purchased the Assets and Stock from Sellers for approximately $40,000,000 (the "Cash Purchase Price") subject to post-closing adjustment for inventory and accounts receivable balances. In addition, Registrant assumed $3,776,000 in debt related to the acquisition of the Stock in RIH. The total purchase price was partially financed with proceeds of approximately $12.8 million of long-term debt obtained by the Company shortly after the acquisition with the balance paid from available cash on hand.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          The historical financial statements of the audio business group of Recoton Corporation as of and for each of the years in the three year period ended December 31, 2002 are filed as Exhibit 99.1 hereto.

     (b)  Pro Forma Financial Information

          The pro forma balance sheet as of May 31, 2003 and proforma statements of operations for the six months ended May 31, 2003 and for the year ended November 30, 2002 are filed as Exhibit 99.2 hereto.

     (c)  Exhibits

          2.1 First Amended and Restated Stock and Asset Purchase Agreement made and entered into as of June 2, 2003 (incorporated by reference to Exhibit 2.1 of Audiovox Corporation's Current Report on Form 8-K filed July 23, 2003)

          99.1 Financial statements of Audio Business Group of Recoton
               Corporation

          99.2 Unaudited proforma condensed combined financial statements of Audiovox Corporation and Audio Recoton


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Audiovox Corporation


                                              By: /s/ Charles M. Stoehr
                                                  ------------------------------
                                                      Charles M. Stoehr
                                                      Senior Vice President and
                                                      Chief Financial Officer


Dated: September 22, 2003


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